Related Party Transactions	12 Months Ended
Mar. 31, 2022
Text Block [Abstract]
Related Party Transactions
30. Related party transactions
The banking subsidiaries of MHFG make loans to the MHFG Group’s directors, executive officers, and other related parties. At March 31, 2021 and 2022, the aggregate loans to the Group’s equity method investees amounted to ¥550 billion and ¥604 billion, respectively, and outstanding loans to MHFG Group’s directors, executive officers, and other related parties were not considered significant. There were no loans to related parties that were considered nonaccrual. During the fiscal years ended March 31, 2021 and 2022, certain subsidiaries of MHFG partially withdrew assets from employee retirement benefit trusts, which were established for the payment of employees’ severance pay and retirement pensions. See Note 20 “Pension and other employee benefit plans” for further details. In addition, the other transactions with the related parties excluding loan transactions and partial withdrawal of assets from employee retirement benefit trusts, are considered immaterial.
Summarized Financial Information of the MHFG Group’s Equity Method Investees
Summarized financial information of the MHFG Group’s equity method investees as of March 31, 2021 and 2022, and for each of the three years ended March 31, 2022, is as follows:

	2021	2022

	(in billions of yen)
Loans	7,521	7,765
Total assets	29,540	30,180
Deposits	10,301	8,713
Total liabilities	27,247	27,474
Total equity	2,293	2,706
Noncontrolling interests	13	14

	2020	2021	2022

	(in billions of yen)
Total interest and dividend income	586	570	625
Total interest expense	198	188	182
Provision (credit) for credit losses	81	91	104
Net interest income after provision (credit) for credit losses	307	291	339
Income before income tax expense	196	237	332
Net income	150	178	246